Exhibit 10.17

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

AMENDMENT #7 TO:

EXCLUSIVE LICENSE

BETWEEN

KINEMED INC.

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

***

U.C. Agreement No.: ***

UC Case Nos: ***

AMENDMENT #7 TO:

EXCLUSIVE LICENSE FOR

***

U.C. Case Nos: ***

Effective April 11, 2011 (the “EFFECTIVE DATE OF AMENDMENT #7”), THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation, whose legal address is 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through its Office of Technology Licensing, at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, CA 94704-1347 (“REGENTS”) and KINEMED, INC., a Delaware corporation having a principal place of business at EmeryStation North, 5980 Horton Street, Suite 400, Emeryville, CA 94608-2012 (“LICENSEE”), agree to amend that certain Agreement between REGENTS and LICENSEE which bears an effective date of February 16, 2001 (as amended previously through Amendments #1, #2, #3, #4, #5 and #6 said Amendments bearing effective dates of June 15, 2002, October 15, 2002, March 25, 2003, November 6, 2003, March 1, 2004, and September 22, 2005 respectively), as follows:

ARTICLE 4.1(a) (SUBLICENSES) substitute the following:

(a) LICENSEE will have the right to sublicense to third party sublicensees (“SUBLICENSEES”) the rights granted in Article 3.1, provided that LICENSEE has current exclusive rights under this AGREEMENT, and provided that LICENSEE pays to REGENTS within *** days following execution of any sublicense agreement the following percentage of the SUBLICENSE FEES:

(i)	*** of SUBLICENSE FEES up to *** of SUBLICENSE FEES;

(ii)	*** of the SUBLICENSE FEES in excess of *** up to *** of SUBLICENSE FEES;

(iii)	*** of the SUBLICENSE FEES in excess of *** up to *** of SUBLICENSE FEES; and,

(iv)	*** of the SUBLICENSE FEES in excess of *** of SUBLICENSE FEES.

For the avoidance of doubt the value of SUBLICCENSE FEES for the percentage calculation in (i) to (iv) shall be a cumulative value that will be a sum based on all SUBLICENSES.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment #7 KINEMED	Page 2 of 3

All remaining terms and conditions of the Agreement (as amended) remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

THE REGENTS OF THE	KINEMED, INC.
UNIVERSITY OF CALIFORNIA

By:	/s/ Irvin J. Mettler, Ph.D.	By:	/s/David M. Fineman
	Irvin J. Mettler, Ph.D.		David M. Fineman
	Associate Director		President and CEO
Office of Technology Licensing

Date:	April 15, 2011	Date:	April 12, 2011

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment #7 KINEMED	Page 3 of 3